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                                      LEASE

        This lease ("Lease") is made and entered into by and between THE IBIS GROUP, a New Jersey general partnership, having an office at 3535 Quaker Bridge Road, Suite 105, Hamilton, New Jersey 08619 ("Landlord"), and YARDVILLE NATIONAL BANK, whose address is 3111 Quaker Bridge Road, in the City of Mercerville, County of Mercer, State of New Jersey ("Tenant").

                                 I. DEFINITIONS

         A. Specific Definitions. As used throughout this Lease, the following terms have the following meanings:

         I Landlord: THE IBIS GROUP, a New Jersey general partnership

         2 Tenant: YARDVILLE NATIONAL BANK

         3 Premises: IBIS PLAZA consists of two (2) buildings, IBIS PLAZA NORTH, 3535 Quaker Bridge Road (Block 1358, Lot 47), consisting of approximately 50,000 square feet and IBIS PLAZA SOUTH, 3525 Quaker Bridge Road (Block 1358, Lot 46), consisting of approximately 68,000 square feet, both of which share common parking, ingress, egress and landscaping. The Premises are a portion of the building commonly known as IBIS PLAZA NORTH (hereinafter the "Building") located on the land known as Block 1358, Lot 47, Hamilton Township, Mercer County, New Jersey (hereinafter the "Land"), more particularly described as Suite
201 consisting of 3,000 Rentable Square Feet

         4 Land: The real property on which the buildings are situated, commonly known and designated as Block 1358, Lots 46 and 47 on the current tax and assessment map of Hamilton Township, Mercer County, New Jersey.

         5 Purpose: Office Use

         6       a.     Landlord's Address for Notices and All Payments:
                        IBIS Group
                        c/o George Geiger & Associates, Inc.
                        103 Carnegie Center, Suite # 319
                        Princeton, NJ 08540

                b.      Tenant's Address for Notices:
                        Yardville National Bank
                        P.O. Box 8487
                        Trenton, NJ 08650

        7 Term: Two (2) years, commencing on September 1, 1997, and ending on August 3 1, 1999. In the event this Lease is extended beyond this latter date, "Term" means the end of any such extension period, unless the context indicates otherwise.

        8 Base Rental and Base Operating Expense: The "Base Rental" is $39,000 per annum (3,000 square feet times $13.00 per square foot) or $3,250.00 per month, payable on the first (1st) day of

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each month. The "Base Operating Expense" of $3.55 per square foot per month is included in and payable as part of the Base Rental.

         9 Tenant's Pro Rata Share of Increase in Direct Expenses and Direct Tax
Expenses: The percentage obtained by dividing the Premises Area by the Building Area which percentage is 2.54% multiplied by the particular expense item in question.

         10 Additional Rental: That portion by which Tenant's pro rata share of the Direct Expenses (Operating Expenses) and Direct Tax Expenses, as these terms are hereinafter defined, exceed the Base Operating Expenses and Direct Tax Expenses of the buildings for each year of the Term and any renewal thereof.

         11 Security Deposit: $6,500.00 to secure the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term.

         12 Base Year: The calendar year in which the Term commences.

         13 Base Year for Real Property Taxes: The Base Year.

         14 Anniversary Date: The first (1st) day of September, one (1) year after the date on which possession of the Premises is delivered to Tenant and the first (1st) day of every year after that date.

         15 Adjustment Dates: The first (1st) day of September of each of the Term of this Lease commencing with the next succeeding January 1st after the commencement of the Term.

         16 Direct Expenses:

                  a. All direct costs of operation and maintenance of the Common Area, including, but not limited to, the following costs: water and sewer charges (other than individually metered utilities), property and liability insurance premiums, utilities (other than individually metered utilities), snow removal, landscaping, parking lot maintenance, parking lot lighting, labor, any costs incurred in the management of the buildings including management fees and professional accounting fees associated in the preparation of statements for the buildings' Operating Expenses, utilities (electric, gas and water) for common areas, waste removal, supplies, materials, equipment, tools, maintenance, costs, and upkeep of all common areas, all determined in accordance with Generally Accepted Accounting Principles.

                  b. All costs, amortized over such period as Landlord shall determine, together with interest on such costs at the maximum legal rate on the unamortized balance, of any capital improvement made to the Building by Landlord after the Base Year which capital improvement acts in any manner to reduce any Direct Expenses of the building but not more than the amount of any such actual reduction. "Direct Expenses" shall not include depreciation on the Building of which the Premises are part or on equipment in such Building, loan payments, or real estate broker's commissions.

         17 Direct Tax Expenses:

                  a. All real property taxes and annual installments of real estate assessments on the Building and Land; personal property taxes on the personal property Landlord used in the operation of the Building and Land; taxes upon the gross or net rental income of Landlord derived from the Building and Land, excluding, however, state and federal personal or corporate income taxes measured by the


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income of Landlord from all sources, and the costs of contesting by appropriate proceeding the amount or validity of any of such taxes.

                  b. The parties recognize that, during the Term of this Lease or any extension of it, the present real property tax may be wholly or partly replaced or supplemented by another form of tax. In such an event, there shall be included within the definition of Direct Tax Expenses any such tax, levy, or assessment (other than federal, state, or city and county net income taxes or estate, gift or other similar taxes) that, now or in the future, and whether or not now customary or within the contemplation of the parties, may be charged to Landlord and is (i) levied upon, allocable to, or measured by the rental payable under this Lease, (ii) levied upon the business of owning and operating rental properties to the extent such tax is applicable to the Premises leased, (iii) levied upon or with respect to the possession, leasing, operation, management, or occupancy by Tenant of the Premises or any portion of it, or (iv) levied upon or measured by the value of Tenant's personal property of leasehold improvements.

         18 Estimate: The projection by Landlord of the amount of Direct Expenses and Direct Tax Expenses for the stated calendar year and the amount of increase, if any, over the estimate for the preceding calendar year.

         B. General Definitions. As used throughout this Lease, the following words have the meanings set out after such words, unless the context in which they appear clearly indicates otherwise.

         1 Alteration. Any addition or change to, or modification of, the Premises made by Tenant after any initial fixturing period, including, without limitation, the installation of fixtures, Tenant's trade fixtures, and Tenant's improvements as defined in this Lease.

         2 Authorized Representative. Any officer, agent, employee, or independent contractor retained or employed by either party, acting within the authority given him or her by that party.

         3 Damage. Death, injury, deterioration, or loss to a person or injury, deterioration, or loss to property caused by another person's acts or omissions.

         4 Damages. Monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to the person, property, or rights of such person through another's act or omission.

         5 Destruction. Any damage, as defined in this lease, to or disfigurement of the Premises.

         6 Encumbrance. Any deed of trust, mortgage, or other written security device or agreement affecting the Premises, and the note or other obligation secured by it.

         7 Expiration. The coming to an end of the time specified in the Lease as its duration, including any extension of the Term, if applicable.

         8 Good condition. The good physical condition of the Premises and each portion of the Premises, including, without limitation, signs, windows, appurtenances, and Tenant's personal property as defined in this Lease. "In good condition" means in the condition for buildings of the Building's class, neat, broom clean, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.





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         9 Hold harmless. To defend and indemnify from all liability, losses, penalties, damages as defined in this Lease, costs, expenses, including, without limitation, attorneys' fees, causes of action, claims, or judgments arising out of or related to any damage, as defined in this Lease, to any person or property.

         10 Law. Any judicial decision, constitution, statute, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Premises, or both, in effect either at the time of execution of the Lease or at any time during the Term, including, without limitation, any regulation or order of a quasi-official entity or body such as Board of Fire Examiners or public utilities.

         11 Lender. Beneficiary, mortgagee, secured party, or other holder of an encumbrance, as defined in this Lease.

         12 Lien. Charge imposed on the Premises by someone other than Landlord by which the Premises are made security for the performance of an act. Most of the liens referred to in this Lease are mechanics' liens.

         13 Maintenance. Repairs, replacement, repainting and cleaning.

         14 Person. One or more human beings or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

         15 Provision. Any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

         16 Rent. Base Rental, Additional Rental, Prepaid Rent, security deposit, and other similar charges payable by Tenant to Landlord.

         17 Restoration. Reconstruction, rebuilding, rehabilitation, and repairs that are necessary to return destroyed portions of the Premises and other property to substantially the same physical condition as they were in immediately before the destruction.

         18 Successor. Any assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

         19 Tenant's improvements. Any addition to or modification of the Premises made by Tenant before, at, or after commencement of the Term, including, without limitation, fixtures, but not including Tenant's trade fixtures, as defined in this Lease.

         20 Tenant's personal property. Tenant's equipment, furniture, merchandise, and movable property placed in the Premises by Tenant, including Tenant's trade fixtures, as defined in this Lease.

         21 Tenant's trade fixtures. Any property installed in or on the Premises by Tenant for purposes of trade, manufacture, ornament, or related use.





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         22 Termination. The ending of the Term for any reason before expiration, as defined in this Lease.

                     II. LEASING AND PAYMENT OF BASE RENTAL

        A. Landlord leases to Tenant and Tenant rents from Landlord the Premises for the Term and for the Rent as defined in Specific Definitions. Tenant agrees to pay to Landlord each installment of Base Rental, in advance on the first
(1st) day of each month of the Term with the Rent for the first (1st) month of the Term to be paid upon the execution of this Lease.

        B. The Rent shall be paid by Tenant to Landlord, without deduction or offset, in lawful money of the United States of America to The IBIS Group, c/o George Geiger & Associates, Inc. (Managing Agent), 103 Carnegie Center, Suite 319, Princeton, NJ, 08540 or at such other place as Landlord may from time to time designate in writing.

        C. No security or guaranty which may now or subsequently be furnished Landlord for the payment of the Rent or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

                             III. ADDITIONAL RENTAL

        Tenant shall pay to Landlord as Additional Rent its pro rata share of increase in Direct Expenses and Direct Tax Expense. Landlord shall endeavor to give to Tenant on or before the Adjustment Date a statement of any increase in Additional Rental payable by Tenant under this Lease, but failure by Landlord to give such a statement by such a date shall not constitute a waiver by Landlord of its right to require an increase in Additional Rental. If Tenant's Additional Rental payable under this Lease as shown on the Adjustment Date statement is greater or less than the total amounts actually billed to and paid by Tenant pursuant to the estimate during the year covered by such statement, a payment shall be made by Landlord or Tenant, whichever the case may be, within thirty
(30) days.

        Even though the Term has expired or terminated, and Tenant has vacated the Premises when the final determination is made of Tenant's pro rata share of increase in Direct Expenses and Direct Tax Expense for the year in which this Lease expires or terminates, Tenant shall immediately pay any increase due over the estimate, and, conversely, any overpayment made in the event such Expenses decrease shall be immediately refunded by Landlord to Tenant.

                                  IV. SECURITY

        Tenant shall pay to Landlord upon the execution of this Lease the Security Deposit required in Specific Definitions. Landlord shall not be required to segregate the Security Deposit from its other funds and no interest shall accrue or be payable with respect to it.

                                  V. OCCUPANCY

         A. The Premises shall be deemed ready for immediate occupancy in its "as is" condition.


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        B. In the event that the Premises are not ready for Tenant's occupancy at the time of the commencement of the Term fixed by this Lease, this Lease shall not be affected thereby, but in such event no rent shall be due hereunder until Landlord shall have given notice of completion to the Tenant or Tenant shall have in fact occupied the Premises unless the reason for the Premises not being ready are due to acts of Tenant, in which case Rent shall be due as called for under the terms of this Lease.

                      VI. WORK TO BE PERFORMED BY LANDLORD

        Landlord shall not be required to perform any work upon the Premises of any type or nature unless a special agreement to that effect is expressed in a rider attached to and forming a part of this Lease, also known as the "Tenant Work Letter" and then only to the extent such work is set forth in the Tenant Work Letter.

                            VII. RELOCATION OF TENANT

        Notwithstanding anything herein to the contrary, Landlord does hereby in all cases retain the right and power to relocate Tenant within the Building or in a building in which Landlord or the partners of the Landlord have an interest in space which is comparable to the Premises and suited to the Tenant's use, such right and power to be exercised reasonably and such relocation to be made at Landlord's sole cost and expense. Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power shall include, but shall in no way be limited to, a relocation to consolidate the rentable area occupied in order to provide Landlord services more efficiently, or a relocation to provide contiguous vacant space to a prospective tenant. If such a relocation is deemed necessary, such relocation shall be limited to once during the first initial two year term upon sixty (60) days notice to Tenant.

                              VIII. USE OF PREMISES

        The leased Premises, or any part thereof, shall not be used by anyone except the Tenant, its invitees, customers and employees and shall be used or permitted to be used for no use other than the Use permitted in Specific Definitions above.

        Tenant acknowledges and agrees with Landlord that the Building should be maintained and preserved as a prestigious and first class office Building and that its special character arising from its location should be specifically protected and preserved. Tenant therefore represents that it is not leasing the Premises, and it will not use such Premises, for any purpose other than that provided in this Lease. Tenant further agrees that Landlord may refuse to consent to the assignment of this Lease or the subletting of the Premises for any of the following prohibited uses: an educational facility of any type including correspondence schools, employment agencies, model agencies, spas, health, physical fitness or exercise salons, small loan offices, real estate brokers, residential land development offices, dentist or other professions or businesses that by their nature tend to generate excess customer traffic or any other use which Landlord in good faith determines will or is likely to demean the character of the Building or its environment, and such refusal shall not be considered unreasonable.

        Moreover, Tenant specifically agrees that Landlord's leasing of any portion of the Building of which the Premises are a part for any of the foregoing prohibited uses shall not constitute or be deemed to constitute a waiver of Landlord's right to prohibit Tenant from assigning or subletting the leased Premises or any part thereof for any such prohibited use.




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         The Tenant will not, without the prior written consent of the Landlord, permit the preparation, dispensing or serving of any beverages and/or foods within the leased Premises, except that this shall not prohibit the consumption of hot and cold beverages or the consumption of sandwiches.

         Tenant shall not use the Premises so as to subject the Premises to the provisions of the Industrial Site Recovery Act, N.J.S.A. 13: 1k-6 et seq. ("ISRA") nor shall Tenant permit any hazardous substances or hazardous waste as defined in ISRA, the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. sec. 6901 et seq.), the Comprehensive Environmental Response Compensation and Liability Act (422 U.S.C. sec. 9601 et seq.) or any other State or Federal environmental law or regulation to be brought to the Premises or the property of Landlord on which the Premises are located. Tenant agrees to execute such documents as are reasonable required by Landlord in connection with compliance with ISRA and, if by reason of the activities of the Tenant at the Premises the Landlord's property is subjected to provisions of ISRA, Tenant agrees that it shall do all that is necessary in order to comply with the Environmental Clean-Up Responsibility Act including, at Landlord's option, (a) preparing and filing affidavits with ISRA so as to determine that ISRA does not apply to the premises, and/or (b) undertaking reasonable tests as are required from time to time to prepare clean up plans and implementing same, and/or (c) submitting such other and further information under oath so that Landlord may obtain a "negative declaration", and/or (d) obtaining an approved Clean-Up Plan and implementing of same so that Landlord may obtain an "negative declaration".

                                   IX. PARKING

         Landlord assigns to Tenant a number of parking spaces equal to three point seven per thousand square foot (3.7/1,000 S.F.). The spaces that the Tenant is entitled to shall be located in Landlord's outside parking lot (the "Outside Parking Area"). These spaces will not be specifically designated for the exclusive use of the Tenant, however, but rather shall be available to all tenants of the Building. The use of parking spaces assigned to Tenant shall be subject to such rules and regulations as may be established by Landlord, including all signs and notices posted by Landlord in the Outside Parking Area, or roadways leading thereto. Landlord reserves the right to designate all spaces in the Outside Parking Area as reserved for the tenants of IBIS PLAZA NORTH and SOUTH. Tenant agrees to comply with any law, regulation or ordinance regarding "car pooling" of employees.

                              X. TENANT WORK LETTER

         Tenant accepts the Premises in "as is" condition.

                       XI. ALTERATIONS, MECHANICS' LIENS

         Tenant shall not make, directly or indirectly, any alterations without first obtaining the written consent of Landlord. Any alteration shall become at once a part of the realty and belong to Landlord subject, however, to Landlord's right to require removal and restoration as provided in Surrender of Premises of this Lease. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. Tenant agrees that if Tenant shall make any alterations of the Premises, Tenant will not take such action until five (5) days after receipt by Tenant of the written consent of Landlord required by this paragraph, in order that Landlord may post appropriate notices to avoid any possible liability with respect to mechanics' liens or other such claims. Tenant shall at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work. Consent for such alterations shall not be unreasonably withheld by Landlord.


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                            XII. COMPLIANCE WITH LAW

         Tenant shall, at its sole cost and expense, comply with all laws pertaining to Tenant's use of the Premises, and shall faithfully observe all laws in the use of the Premises. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party to it or not, that Tenant has violated any law in the use of the Premises shall be conclusive of that fact as between Landlord and Tenant. Without limiting the generality of the foregoing, the duties of Tenant under this provision shall include the making of all such alterations of the premises as may be required by law by reason of the particular manner or mode of use of the premises by Tenant, or occasioned by reason of the failure of Tenant to maintain or repair the premises as required under this Lease.

                                  XIII. REPAIR

         By taking possession of the Premises leased under this Lease, Tenant accepts the Premises as being in good sanitary order, condition, and repair. Tenant's acceptance without written exception also constitutes a confirmation by the Tenant that all Landlord's work has been done in conformance with the Work Letter without defect. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part of it in good condition and repair, damage to it by fire, earthquake, act of God or the elements excepted. Tenant waives all rights to make repairs at the expense of Landlord as provided in any law, statute, or ordinance now or subsequently in effect. Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. No representations respecting the conditions of the Premises or the Building have been made by Landlord to Tenant except as specifically stated in this Lease.

                           XIV. RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the rules and regulations printed on or attached to this Lease and all reasonable modifications of and additions to it from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of such rules and regulations.

                             XV. RESTRICTIONS ON USE

         No use shall be made or permitted to be made of the Premises, nor acts done, that will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering such Building, or any part of it, nor shall Tenant sell, or permit to be kept, used, or sold, in or about the Premises any article that may be prohibited by the standard form of fire insurance policies. Tenant shall, at Tenant's sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering such Building and appurtenances.

         Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any immoral, unlawful, or objectionable purposes. No loudspeakers or other similar device, system, or apparatus which can be heard outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit, or suffer to be


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committed, any waste upon the Premises, or any nuisance, public or private, or other act or thing of any kind that may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the Building.

                    XVI. INDEMNITY AND EXCULPATIONS; INSURANCE

         A. Exculpation and Indemnity of Landlord. Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property, and Tenant waives all claims against Landlord for damage to person or property from any cause. Tenant shall hold Landlord harmless from all damages arising directly or indirectly out of any damage or injury to any person or property occurring in, on, or about the premises and the buildings.

         B. Public Liability and Property Damage Insurance. Tenant at its cost shall maintain public liability and property damage insurance with liability limits of not less than $2,000,000.00 per occurrence insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises.

         All public liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of this section. Both parties shall be named as additional insureds, the policy shall contain cross-liability endorsements, and shall be primary insurance as far as Landlord is concerned.

         C. Increase in Amount of Public Liability and Property Damage Insurance. Not more frequently than every three (3) years, if, in the opinion of Landlord's lender, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as reasonably required by Landlord's lender.

         D. Waiver of Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage or injury to any person, or to the Premises and the Building and other improvements in which the Premises are located, and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises and the Building and other improvements in which the Premises are located that are caused by or result from risks insured against under any fire and extended coverage insurance policies carried by the parties and in force at the time of any such damage. Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against Landlord in connection with any damage covered by any policy.

         E. Other Insurance Matters. All the insurance required under this Lease shall:

         1 Be issued by insurance companies authorized to do business in the State of New Jersey, with a financial rating of at least an A + 3A status as rated in the most recent edition of Best's Insurance Reports.

         2 Be issued as a primary policy.

         3 Contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties and Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

         4 Be renewed not less than twenty (20) days before expiration of the term of the policy.



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         Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with Landlord at the commencement of the Term and on each renewal of the policy.

                                 XVII. UTILITIES

         Landlord and Tenant hereby agree that all utilities (gas, electric, water and sewer) supplied to the Premises are separately metered and Tenant shall pay the cost of same. Landlord is obligated under this Lease to provide all water, sewer, electric and HVAC systems and equipment as required for general office purposes. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with, or incidental to, failure to furnish any of the foregoing. Landlord is obligated to complete repairs within a reasonable period of time and to take all steps possible not to interfere with Tenant's occupation and quiet enjoyment of the property during said repairs. Wherever heat-generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the building air-conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the premises and its cost, including the cost of installation and the cost of operation and maintenance, shall be paid by Tenant to Landlord forthwith upon demand. Tenant shall pay for all services and utilities not furnished by Landlord.

                         XVIII. PERSONAL PROPERTY TAXES

         All property taxes assessed by any governmental body upon Tenant's personal property and Tenant's improvements shall be paid by Tenant and, should these taxes be applied in any manner to the real property taxes, Tenant, upon demand, will pay such personal property taxes to Landlord, who in turn will pay them to the proper tax collector.

                           XIX. SURRENDER OF PREMISES

         Tenant agrees that prior to the expiration of the Term of the Lease, or upon the earlier termination of the Lease, or upon Tenant's unlawful abandonment of the Premises, whichever occurs first, Tenant will leave the Premises in the same condition as when received, reasonable wear and tear, loss by fire or other casualty, and acts of God excepted, and if Tenant made any alteration or improvement of the Premises, with or without Landlord's consent as required by the terms of this Lease, Tenant will in all cases restore the Premises substantially to their original condition as of the inception of the term of the Lease, wear and tear, loss by fire or other casualty, and acts of God excepted, unless Landlord has expressly set forth in writing that a particular alteration or improvement shall not be removed.

                             XX. SURRENDER OF LEASE

         The voluntary or other surrender of this Lease by Tenant, accepted by Landlord, or the mutual cancellation of this Lease, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.



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                               XXI. ENTRY BY OWNER

         Tenant shall permit Landlord and its authorized representatives to enter the Premises at all reasonable times for purposes of inspection, maintenance, or making repairs or additions to, or alterations of, any other portion of the buildings, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or for the purpose of posting notices of non-liability for alterations or repairs, without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises occasioned by such acts, and Tenant shall permit Landlord, at any time within ninety (90) days prior to the expiration of this Lease, to list and show such Premises during normal business hours or otherwise and advertise same for rental within the Building or otherwise at sole option of Landlord. Landlord is obligated to complete repairs within a reasonable amount of time and to take all steps possible not to interfere with Tenant's occupation and quiet enjoyment of the property during said repairs.

                           XXII. ESTOPPEL CERTIFICATES

         Tenant shall at any time and from time to time, upon not less than twenty (20) days prior written request by Landlord, execute, acknowledge, and deliver to such party a statement in writing certifying that this Lease is unmodified and in full force and effect, or if there has been any modification of this Lease that it is in full force and effect as modified and stating the modification or modifications, and that there are no defaults existing, or if there is any claimed default stating its nature and extent, and stating the dates to which the rent and other charges have been paid in advance. It is expressly understood and agreed that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the estate of Landlord, or any lender or prospective assignee of any lender on the security of the Premises or the property of which it is a part, or any part of it, and by any third person.

                 XXIII. ABANDONMENT OF PREMISES; TRADE FIXTURES

         Tenant shall not vacate or abandon the Premises at any time during the Term. If Tenant abandons, vacates, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, and, at the option of Landlord, such property may either be removed and stored in any public warehouse or elsewhere at the cost of and for the account of Tenant.

            XXIV. REMOVAL OF TRADE FIXTURES OF TENANT AT END OF TERM

         If Tenant shall fully and faithfully perform all of Tenant's obligations under this Lease, then Tenant may, and upon the request of Landlord shall, remove all trade fixtures installed in the Premises by Tenant at the expiration or termination of the Term of this Lease, or any renewal of this Lease, provided that such removal may be effected without damage to the Premises.

                              XXV. OPTION TO EXTEND

         No option to extend this Lease exists under any circumstance unless a written addendum executed by both Landlord and Tenant is attached hereto as an exhibit whether at the time of execution or thereafter but always prior to the termination, breach or expiration of the Lease Term.

                               XXVI. HOLDING OVER

         Any holding over after the expiration of the Term of this Lease without the consent of Landlord shall be construed to be a tenancy from month to month at a rent equal to TWICE (2 times) the rent payable as if this Lease were still in force and effect.

                               XXVII. GRACE PERIOD

         A. No default or breach of any of the covenants and conditions shall exist on the part of Landlord or Tenant until the party claiming default or breach shall serve upon the other a written notice, as provided in this Lease, specifying with particularity the alleged default or breach, and the other party shall fail to perform or observe such a covenant or condition, as the case may be, within thirty (30) days after the serving of such notice on it ("Grace Period").

         B. In the event, however, that any damage be incurred or created, or interest be charged by reason of lapse of time due to the failure or omission of such party to have performed or observed such covenant or condition, then such party shall bear and pay for such damage or discharge such interest as additional rental under this Lease.

         C. The foregoing Grace Period shall not apply to rent payments, other payments required of Tenant under this Lease, the time of such payments being of the essence of this Lease nor shall the Grace Period apply to breaches of Tenant that affect the compliance with laws, restrictions on use, alterations, insurance, Estoppel Certificate, insolvency, subletting and other "time sensitive" breaches.

         D. If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive laws, or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be extended for a period equivalent to the period of such delay, provided, however, that nothing in this section shall excuse Tenant from the prompt payment of any rent or other charge required of Tenant except as may be expressly provided elsewhere in this Lease.

                            XXVIII. EVENTS OF DEFAULT

         Each of the following events shall constitute a default of Tenant hereunder:

         A. If the Basic Rent or any part thereof or the Additional Rent or any part thereof due hereunder shall be unpaid when due.

         B. If the Leased Premises shall be vacated, deserted, or abandoned during the term hereof for a period for three (3) consecutive months.

         C. If Tenant, contrary to the provisions of this Lease, shall sell, assign or mortgage this Lease, or let or underlet the Leased Premises or any part thereof, or use or permit the same to be used for any purpose other than herein permitted.

         D. If Tenant shall make an agreement or composition or an assignment for the benefit of creditors, or if a receiver is applied for or appointed for Tenant, or if there be filed a petition in bankruptcy or insolvency or for an arrangement or reorganization by or against Tenant, or consented to by Tenant, or if Tenant is adjudicated a bankrupt or is adjudged to be insolvent or if Tenant is advertised to be sold out by any sale under process of law, or if the assets or property of Tenant in the Leased Premises shall be attached or levied upon, or if this Lease or the estate of Tenant shall pass to another by virtue of court proceedings, writ of execution or operation of law.

         E. If Tenant fails to comply with any other provision of this Lease which imposes an obligation upon the Tenant, or if Tenant otherwise violates any provision or condition of this Lease.

                     XXIX. LANDLORD'S REMEDIES UPON DEFAULT

         Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive but are in addition to any remedies now or later allowed by law.

         A. Landlord shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the premises. Should Landlord elect to terminate Tenant's right to possession of the Premises and terminate this Lease, then Landlord shall have the immediate right of entry and may remove all persons and property from the Premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. The Landlord may relet the premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform Tenant's obligations under this Lease.

         B. Any proof of Tenant of the amount of rent loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting commercial property of the same type and use as the Premises, and in the same geographic vicinity; such two (2) real estate brokers shall select a third (3rd) licensed real estate broker; and the three (3) licensed real estate brokers so selected shall determine the amount of rent loss that could be reasonably avoided for the balance of the Term of this Lease after the time of award. The decision of the majority of such licensed real estate brokers shall be final and binding upon the parties to this Agreement.

         C. Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, for so long as Landlord does not terminate Tenant's right to possession of the Premises, notwithstanding the fact that Tenant may have abandoned the Premises, then Landlord, in addition to all other rights and remedies which Landlord may have at law or in equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of the Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default. For the purposes of Landlord's right to continue this Lease in effect upon Tenant's breach or default, act of maintenance or preservation, or efforts of Landlord to relet the property, or the appointment of a receiver on initiative of Landlord to protect its interest under this Lease, does not constitute a termination of Tenant's right to possession.

         D. In the event Landlord elects, upon breach or default of this Lease by Tenant, to keep this Lease in full force and effect, Landlord may, as attorney-in-fact of Tenant, from time to time sublet the Premises or any part of it for such term and at such rent and upon such other terms as Landlord in Landlord's sole discretion may deem advisable, with the right to make alterations, restoration, and maintenance to the Premises. Upon each such subletting, (1) the Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than rent due under this Lease, the cost of such subletting and of such alterations and repairs incurred by Landlord, and the amount by which the rent under this Lease for the period of such subletting (to the extent such period does not exceed the term of this Lease) exceeds the amount agreed to be paid as rent for the Premises for such period of such subletting, or (2) at the option of

Landlord, rents received from such subletting shall be applied: first, to payment of indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied in payment of future rents as they become due under this Lease. If Tenant has been credited with any rent to be received by such subletting under option (1) and such rent shall not be promptly paid to Landlord by the subtenant, or if such rent received from such subletting under option (2) during any month be less than that to be paid during that month by Tenant under this Lease, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. At Landlord's option and application, a receiver for Tenant shall be appointed to take possession of the Premises and to exercise Landlord's right to sublet the premises as attorney-in-fact for Tenant and to apply any rent collected from the premises as provided in this lease.

        E. Nothing in this section affects the right of the Landlord to indemnification for liability arising prior to the termination of the Lease for personal injuries or property damage where the Lease provides for such indemnification.

        F. If Tenant shall be in default in the performance of any covenant to be performed by it under this Lease, then, after notice and without waiving or releasing Tenant from the performance of such covenant, Landlord may, but shall not be obligated to, perform any such covenant, and in exercising any such right pay necessary and incidental costs and expenses in connection with it. All sums so paid by Landlord, together with interest on it at the maximum rate of interest per year allowed by law, shall be deemed additional rental and shall be payable to Landlord on the next rent-paying day.

        G. Rent not paid when due shall bear interest at the maximum rate of interest per year allowed by law from the date due until paid.

                         XXX. ATTORNEYS' FEES ON DEFAULT

        If Landlord shall obtain legal counsel or bring an action against the Tenant by reason of the breach of any covenant, warranty, or condition of this Lease, or otherwise arising out of this Lease, Tenant, if unsuccessful shall pay to the Landlord as the "prevailing party" reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. The term "prevailing party" shall mean the Landlord who obtains legal counsel or brings an action against the Tenant by reason of the Tenant's breach or default and obtains substantially the relief sought whether by compromise, settlement or judgment.

                         XXXI. ASSIGNMENT OR SUBLETTING

        A. Tenant shall not assign this Lease or any interest in it, and shall not sublet the Premises or any part of it or any right or privilege appurtenant to this Agreement or permit any other person, the agents and servants of Tenant excepted, to occupy or use the Premises or any portion of it without first receiving the written consent of Landlord. Landlord agrees not to unreasonably withhold such consent but may, in lieu of granting such consent, terminate this Lease. A consent to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any other or further assignment, subletting, or occupation, nor a waiver of the provisions of this section, except as to the specific instance covered by it. Any such assignment, subletting, or occupation without consent shall be void and shall at the option of

Landlord terminate this Lease. This Lease and any interest in it shall not be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

        B. Any transfer of shares by Tenant by reason of which the present shareholders own less than fifty-one percent (51%) of the outstanding stock of Tenant or a surviving corporation shall constitute an assignment of this Lease subject to the provisions limiting assignment.

        C. Except as otherwise expressly provided in this Lease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease unless Landlord consents.

        D. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

        E. In no event shall Tenant assign this Lease or sublet the Premises, or any portion of it, to any then-existing or prospective Tenant of the buildings.

        F. Tenant agrees to reimburse Landlord for all expenses and time, including attorneys' fees, incurred by Landlord in connection with any requested and permitted assignment or subleasing. This sum shall be in addition to the attorneys' fees and costs allowed under this Lease.

               XXXII. TRANSFER BY LANDLORD; RELEASE FROM LIABILITY

        In the event Landlord shall sell or transfer the buildings or any part of it, and as a part of such transaction shall assign its interest as Landlord in and to this Lease, then from the effective date of such a sale, assignment, or transfer Landlord shall have no further liability under this Lease to Tenant except as to any matters of liability that have accrued and are unsatisfied and of which the Landlord has been given written notice as of such a date, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall be binding upon Landlord and its successors and assigns only during their respective periods of ownership of the fee or leasehold estate, as the case may be and any undisclosed claims or causes of action of the Tenant are waived and released.

                  XXXIII. DAMAGE TO OR DESTRUCTION OF PREMISES

        In the event of a partial destruction of the Premises from any cause covered by Landlord's standard fire and extended coverage insurance, Landlord shall immediately repair such destruction, provided the cost of repair does not exceed the insurance proceeds and such repairs can be made within ninety (90) days, but such partial destruction shall in no way annul or void this Lease, and Tenant shall not be entitled to a proportionate reduction of rent while such repairs are being made. If such partial destruction was caused by any risk not covered by Landlord's insurance, or if the cost of repair exceeds the insurance proceeds payable, Landlord may, at its option, make such repairs, provided the repairs can be made within ninety (90) days, and the Lease shall remain in full force and effect. If the Landlord does not elect to make repairs it is not obligated to make, or if such repairs cannot be made within ninety (90) days, or if such repairs cannot be made under law, this Lease may be terminated at the option of either party. In the event the building is destroyed to the extent of not less than thirty-three and one-third percent (33 1/3%) of the replacement cost of it, Landlord may elect to terminate this Lease, whether the Premises are injured or not and without liability to Tenant. A total destruction of the Premises, or of the building, shall terminate this Lease. In the event of any dispute between Landlord and Tenant relative to the provisions of this section, they shall submit their dispute to arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall take place in the State of New Jersey. New Jersey law shall apply. A written decision is to be required and requested from the Arbitrator by both parties. The arbitration shall be final and binding upon both Landlord and Tenant. If the American Arbitration Association and/or the Arbitrator refuses to provide the parties with a written opinion then this clause requiring Arbitration shall be void and of no force and effect. The cost of such arbitration shall be borne equally between Landlord and Tenant.

                              XXXIV. EMINENT DOMAIN

        If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, either party to this Agreement shall have the right, at its option, to terminate this Lease upon notice given within ninety (90) days after the date of such taking or appropriation. In such event, Landlord shall be entitled to, and Tenant upon demand of Landlord shall assign to Landlord, any rights of Tenant to any and all income, rent, award, or any interest which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

               XXXV. SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

        This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed on the land and buildings of which the Leased Premises form a part and also to all renewals, modifications, consolidations and replacements thereof. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant, nevertheless, covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. Tenant further acknowledges that the Landlord may be required by any mortgagee or proposed mortgagee to assign this Lease as additional security for any mortgage or proposed mortgages, and Tenant agrees that it will upon demand join with Landlord in the execution of any such assignment or agreement, which may be in form for recording, as any such mortgagee or proposed mortgagee may reasonably require. Tenant's failure to comply on demand with the provisions hereof shall constitute a default under this Lease. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute any such instruments for Tenant.

                                  XXXVI. WAIVER

        The waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of such term, covenant, or condition, or of any other term, covenant, or condition in this Lease. The acceptance of rent under this Lease by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease other than Tenant's breach in failing to pay the particular rent so accepted regardless of Landlord's knowledge of such additional preceding breach at the time of the acceptance of such rent.

                              XXXVII. MISCELLANEOUS

         A. Time is of the essence of this Lease and each and all of its provisions.

        B. All notices to be given to Tenant may be given in writing personally or by depositing such notices in the United States mail, certified mail, return receipt requested, postage prepaid, and addressed: if to Tenant, at Tenant's Address for Notices as set forth in Specific Definitions or at such other place or places as Tenant may from time to time designate in writing; if to Landlord, at the Landlord's Address for Notices as set forth in Specific Definitions, or at such other place or places as Landlord may from time to time designate in writing.

        C. This Lease represents the entire agreement of the parties with respect to the parties' rights and duties under this Lease. Tenant acknowledges that neither Landlord nor any agent, servant, or representative of Landlord, or any person purporting to act on Landlord's behalf, has made any representation, warranty, or statement with respect to the amount of taxes that may or will be assessed against the Premises or about the cost of any insurance required to be secured by Tenant under this Lease or any other matter relating to this Lease that is not expressly covered in this Lease. With respect to such matters, Tenant is relying upon Tenant's own independent investigation and sources of information, and Tenant expressly waives any right Tenant might otherwise have under the law to rescind this Lease or to claim damages by reason of the fact that such taxes or assessments or costs of insurance may be in excess of any sum deemed reasonable by Tenant, or in excess of any amount Tenant anticipated paying under this Lease.

        D. This Lease contains all the agreements of the parties with respect to the subject matter and cannot be amended or modified except by a written agreement.

        E. The Definitions contained at the beginning of and in the text of this Lease shall be used to interpret this Lease.

        F. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

        G. The table of contents and headings of the sections of this Lease are descriptive and for convenience only, are not a part of this Lease, and shall have no effect on the construction or interpretation of this Lease.

        H. All provisions, whether stated as covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

        I. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect. In addition, the Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

        J. In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the test of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

        K. The Tenant shall not erect, make or maintain on or attach or affix to any part of the Leased Premises or the Building in which the same is located, including the windows and doors of said Building, but excluding interior walls within Leased Premises except those visible from the exterior, any sign, fixture, other representation, advertisement, notice of any kind or any other matter which is visible from any location outside of such Building or the Leased Premises, or visible from the lobby of such Building, without the express written consent of the Landlord obtained prior to commencement of the Lease. In the event that such restriction is violated, the Landlord shall have the right to remove same on twenty-four (24) hours notice or to pursue any other remedy available to it at law or in equity, including but not by way of limitation, the right to declare a default in the Lease.

        L. The Tenant agrees to pay for the cost of all telephone equipment and installation including telephone outlets throughout the Leased Premises unless a telephone system communications company agrees to pay for same.

        M. Tenant covenants and agrees that no diminution of light, air, or view by any structure which may subsequently be erected, whether or not by Landlord, shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

        N. Tenant shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord.

        0. Common facilities for purposes of this Lease shall mean the non-assigned parking areas, landscape, lobby, fire stairs, public hallways, public lavatories, and all other general building facilities that service all Building tenants; air conditioning room, fan room, janitor's closet, electrical closet, telephone closet, boiler room, flues stacks, pipe shafts and vertical ducts with their enclosing walls.

        P. The Landlord will not provide any janitorial service but will provide waste removal service by placing containers on the Premises for regular solid waste, cardboard, glass and aluminum. This will not include any waste removal for waste that requires special methods of disposal as prescribed by Federal, State or local authorities.

        Q. Tenant agrees not to conduct "Quitting Business", "Lost Our Lease", "Bankruptcy", or other such types of sales on the Premises without Landlord's written consent.

        R. Any lettering, "logo" or design or artwork placed upon the entrance doors to Tenant's Premises shall be subject to the reasonable approval of the Landlord. If such signage requires permits from local authorities, the cost of permits and approvals will be for the Tenant's account. Standard building signage located next to entrance door of Premises will be Landlord's responsibility.

        S. Any reasonable rules and regulations with regard to the use and occupancy of the Leased Premises and the Building of which they are a part by the Tenant as attached hereto or as adopted at any time during the term of this Lease and of which the Tenant is notified, shall in all things be observed and performed by the Tenant, its servants, agents, and invitees, provided that such rule shall not be inconsistent with the Tenant's rights or the Landlord's obligations as herein expressed.

        T. At least ninety (90) days before the last day of the Term, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained in this Lease shall be construed as an extension of the Term or as consent of Landlord to any holding over by Tenant.

         U. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         V. The provisions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, administrators, and executors, of the parties.

         W. This Lease shall be construed and interpreted in accordance with the laws of the State of New Jersey.

         An Addendum one page in length describing the Renewal Option is attached to this Lease and same is incorporated in this Lease and made a part of it.

         The parties have executed this Agreement this   day of     , 1997.


-------------------------------             ------------------------------------
WITNESS:                                    THE IBIS GROUP, BY: Partner


-------------------------------             ------------------------------------
ATTEST, SECRETARY                           YARDVILLE NATIONAL BANK, BY:


Corporate Resolution authorizing the Tenant's leasing of the Premises and execution of this Agreement is attached hereto and made a part hereof as Exhibit "A".



                             CERTIFICATION BY TENANT

          Tenant certifies that Tenant has carefully read and understood every word in this Lease and by signing this Lease agrees to faithfully comply with its provision


-------------------------------             ------------------------------------
WITNESS:                                    THE IBIS GROUP, BY: Partner


-------------------------------             ------------------------------------
ATTEST, SECRETARY                           YARDVILLE NATIONAL BANK, BY:

                                    ADDENDUM
                                     OPTION




        Provided that Tenant shall not be in default of any terms, provisions, conditions or covenants herein at the time of the exercise of this option and at the time said option shall take effect, and provided further that Tenant is substantially physically occupying the Leased Premises so as to enable Tenant to carry out its business at the time of the exercise of the option and at the time said option take effect, Tenant shall have the right to extend the term of this Lease for one (1) additional period of one ( 1 ) year commencing on the date following termination of the initial Term. Said option to extend the Term shall be on the same terms, conditions, provisions and covenants as are set forth herein, with the following exceptions:

        A. The "Base Rental" during the option period shall be $45,000.00 per annum (3,000 square feet times $15.00 per square foot) or $3,750.00 per month, payable on the first (1st) day of each month. The "Base Operating Expense" of $3.55 per square foot per month is included in and payable as part of the Base Rental.

        B. Nothing contained herein shall be construed to permit or grant any option(s) or extension(s) of the Term beyond the option period set forth herein.

        C. Notice: The option herein granted to extend the Term shall be exercised by Tenant by the delivery of written notice thereof to Landlord, not less than six (6) months prior to the expiration of the initial or first extended Term as the case may be. In the event that Tenant shall fail to deliver said notice within such time, it shall be conclusively deemed to mean that Tenant has elected not to exercise said option, whereupon all options shall cease and terminate and be of no further force and effect.



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WITNESS                                     THE IBIS GROUP, BY: Partner


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ATTEST, SECRETARY                           TENANT, BY: